                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 July 9, 2001


                               FILM ROMAN, INC.
                 --------------------------------------------
              (Exact name of registrant as specified in charter)


            Delaware                  000-29642            95-4585357
  (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)            File Number)      Identification No.)


                        12020 Chandler Blvd., Suite 200
                       North Hollywood, California 91607
              --------------------------------------------------
             (Address of Principal Executive Offices)  (ZIP Code)


                                (818) 761-2544
              --------------------------------------------------
              Registrant's Telephone Number, Including Area Code


                                      N/A
              --------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On July 9, 2001, Film Roman, Inc. ("Film Roman") and Pentamedia Graphics, Ltd. ("Pentamedia") entered into a Settlement Agreement whereby Pentamedia paid Film Roman $350,000 in cash. The settlement follows Film Roman's demand for arbitration submitted to Pentamedia on June 5 based on Film Roman's claim that Pentamedia had breached the Stock Purchase Agreement ("SPA") and Memorandum of Understanding ("MOU") between the two companies. The terms of the Settlement Agreement include each party's release of the other party of and from any past or future claims or causes of action arising out of or related to the SPA and the MOU and a mutual agreement to refrain from making disparaging statements or comments about each other.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FILM ROMAN, INC.


                                       By: /s/ John Hyde
                                          --------------------------
                                          John Hyde, President and
                                          Chief Executive Officer



Dated:  July 9, 2001